                                   Exhibit 23



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements number 33-40554, 33- 40553, 33-40552, 33-40551 and 333-40237 of Reynolds, Smith and
Hills, Inc. on Form S-8 of our report dated June 5, 1998 appearing in this Annual Report on form 10-K of Reynolds, Smith and Hills, Inc. for the years ended March 31, 1998, 1997 and 1996.


/s/ Deloitte and Touche LLP

Jacksonville, FL
June 24, 1998

                                       31